AGREEMENT



                            Dated as of May 20, 2004


                                      Among


                       QUALITY DISTRIBUTION SERVICES, INC.


                                       And


                            GATEWAY DISTRIBUTORS LTD


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THIS AGREEMENT ("Agreement"), dated as of May 20, 2004 , is by and among Gateway
    Distributors Ltd, a Nevada Corporation ("GWDL") and Quality Distribution
                                             ----
                  Services, Inc. a Nevada corporation ("QDS")
                                                        ---

                                    RECITALS

     A.  ORGANIZATION  will form a new corporation, (name to be determined) that
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will be a majority owned subsidiary of Gateway Distributors Ltd. "GWDL" will own
51%  of  the  shares  of  the  new  company  and  "QDS"  will  own  49%.
     B.  PHOENIX  The  parties agree that the first order of business will be to
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start  up  a  "QDS"  operation  in  Phoenix.
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     C.  FUNDING  "GWDL"  will  fund  the  project  up  to  one million dollars.
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     D.  OPERATIONS  "QDS"  will  set  up  the  operation and run the day to day
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business to include all accounting functions for the local operations, trucking, sales,  etc.
     E.  INITIAL BUDGET Startup is $250,000 to include approximately $172,000 in
     ------------------
inventory  costs.  Funds  will  be  made available by "GWDL" upon signing of the
                                                      ------
agreement. Additional funding will be available by board request. All additional funding will be a loan and put on the payables owed to "GWDL" over a five year term at 7% interest.
     F. OFFICERS Wayne Stamm will serve as President/CEO, and Steve Fife will be
     -----------
responsible  for  operations.
     G.  BOARD OF DIRECTORS The board of directors will consist of the following
     ----------------------
persons.  Wayne  Stamm,  Steve  Fife,  Robert  F.  Sommers, Rick Bailey, and Flo
Ternes.
     H.  ARTICLES  OF  INCORPORATIONS AND BYLAWS These items will be drafted and
     -------------------------------------------
filed  upon  signing  of  the  agreement.


                                    AGREEMENT

     Accordingly, and in consideration of the representations, warranties, covenants, agreements and conditions herein contained, the parties hereto agree as follows:

          A. OWNERSHIP. "GWDL" 51% . "QDS" 49%
             ---------  ------        ----

          B. STOCK ISSUANCE. "QDS" and GWDL will identify their preference of
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     their stock distribution and certificates will be issued to the parties accordingly. In the event no disbursement is requested the stock will remain in the company's procession until requested.

          C. SIGNING. Unless this Agreement shall have been terminated and the
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     transactions contemplated herein shall have been abandoned, a signing will be held on May 20, 2004 (the "Closing, Date"), provided, however, that if
                                   -------------
     any of the conditions provided have not have been satisfied or waived by such date, then the party to this Agreement which is unable to satisfy such condition or

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     conditions, despite the best efforts of such party, shall be entitled to postpone the Closing by notice to the other parties until such condition or conditions shall have been satisfied (which such notifying party will seek to cause to happen at the earliest practicable date) or waived, but in no event shall the Closing occur later than the May 31, 2004.

     D.  CORPORATE ORGANIZATION. "GWDL" is validly existing and in good standing
         ----------------------- ------
under  the  laws  of  the  state  of  Nevada.
     E.  AUTHORIZATION.  "QDS"  has  full corporate power and authority to enter
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into  this  Agreement  and  the.  "QDS" Delivered Documents and to carry out the
                                  -----
transactions  contemplated  herein  and  therein.
     F.  INTELLECTUAL  PROPERTY  RIGHTS.  "QDS"  has  the right to all necessary
     -----------------------------------  -----
information  regarding  "QDS"   operations  to assist in the Phoenix startup. To
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the knowledge of the "QDS" the use of all Intellectual Property Rights necessary
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or  required  for  the  conduct  of  the  businesses  of  the "QDS" as presently
                                                              -----
conducted and as proposed to be conducted does not and, to the knowledge of the "QDS", will not infringe or violate or allegedly infringe or violate the
------
intellectual  property  rights  of  any  person  or  entity.
     G. CONFIDENTIALITY. Each of the parties hereto agrees that it will not use,
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or  permit the use of, any of the information relating to any other party hereto furnished to it in connection with the transactions contemplated herein ("Information") in a manner or for a purpose detrimental to such other party or
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otherwise  than  in  connection  with  the  transaction,  and that they will not disclose, divulge, provide or make accessible, or permit the Disclosure of (collectively, "Disclose" or "Disclosure" as the case may be), any of the
                ----------      ------------
Information to any person or entity, other than their responsible directors, officers, employees, investment advisors, accountants, counsel and other authorized representatives and agents, except as may be required by judicial or administrative process or, in the opinion of such party's regular counsel, by other requirements of Law; provided, however, that prior to any Disclosure of
                              --------- --------
any Information permitted hereunder, the disclosing party shall first obtain the recipients' undertaking to comply with the provisions of this subsection with respect to such information. The term "Information" as used herein shall not
                                          -------------
include any information relating to a party which the party disclosing such information can show: (i) to have been in its possession prior to its receipt from another party hereto; (ii) to be now or to later become generally available to the public through no fault of the disclosing party; (iii) to have been available to the public at the time of its receipt by the disclosing party; (iv) to have been received separately by the disclosing party in an unrestricted manner from a person entitled to disclose such information; or (v) to have been developed independently by the disclosing party without regard to any information received in connection with this transaction. Each party hereto also agrees to promptly return to the party from who originally received all original and duplicate copies of written materials containing Information should the transactions contemplated herein not occur. A party hereto shall be deemed to have satisfied its obligations to hold the Information confidential if it exercises the same care as it takes with respect to its own similar information.


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
     H.  GOVERNING LAW. This Agreement and the legal relations among the parties
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hereto  shall  be  governed  by  and  construed  in accordance with the internal substantive laws of the State of Nevada (without regard to the laws of conflict that might otherwise apply) as to all matters, including without limitation matters of validity, construction, effect, performance and remedies.

     I. ARBITRATION. Any controversy or claim arising out of or relating to this
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Agreement,  or  the  making,  performance  or  interpretation thereof, including without limitation alleged fraudulent inducement thereof, shall be settled by binding arbitration in Las Vegas, Nevada by a panel of three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon any arbitration award may be entered in any court having jurisdiction thereof and the parties consent to the jurisdiction of the courts of the State, of Nevada for this purpose.

     J.  DEFAULT.  If  there  is  a  breach  of the contract between, "GWDL" and
     ------------                                                     ------
"QDS"  that  results  in  litigation,  the prevailing party shall be entitled to
----
attorney's  fees  and  costs  in  the  arbitration  process.

14. "GWDL" has the right to inspect and photo copy all accounting functions to verify the revenues of the company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written. This agreement will supercede all previous agreements both written and verbal.


"GWDL"                                  "QDS"
                                        -----


By                                       By
  -----------------------                 ----------------------------
Rick Bailey                              Wayne Stamm



   President / CEO                       President / CEO



Date                                     Date
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